UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2014

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 9, 2014, Hilton Worldwide Holdings Inc. (the "Company") issued a press release announcing the results of the Company’s operations for the quarter ended March 31, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Other than the information filed under Item 5.07 below, the information in this Current Report on Form 8-K, including the information furnished under this Item 2.02 and in Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 7, 2014, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2014 (the "Proxy Statement"). The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2015 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Christopher J. Nassetta	827,179,047	52,622,342	—	10,488,866
Jonathan D. Gray	826,987,164	52,814,225	—	10,488,866
Michael S. Chae	824,349,405	55,451,984	—	10,488,866
Tyler S. Henritze	824,348,097	55,453,292	—	10,488,866
Judith A. McHale	876,420,254	3,381,135	—	10,488,866
John G. Schreiber	804,898,835	74,902,554	—	10,488,866
Elizabeth A. Smith	876,207,843	3,593,546	—	10,488,866
Douglas M. Steenland	876,406,975	3,394,414	—	10,488,866
William J. Stein	798,399,682	81,401,707	—	10,488,866

Item 2 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accountants

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal 2014.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
889,309,961	914,613	65,681	—

Item 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
878,452,385	1,275,847	73,157	10,488,866

Item 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions
873,547,739	439,507	5,707,375	106,768

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Hilton Worldwide Holdings Inc., dated May 9, 2014, announcing results for the quarter ended March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Hilton Worldwide Holdings Inc., dated May 9, 2014, announcing results for the quarter ended March 31, 2014.